Income Taxes	12 Months Ended
Dec. 31, 2022
Disclosure of Income Taxes Explanatory [Abstract]
Income taxes
18.	Income taxes

($000s)	2022	2021

Deferred tax expense (recovery)	8,268	4,630
	8,268	4,630

Tax expense (recovery) recognized in other comprehensive income or directly in equity

($000s)	2022	2021

Financing costs - recognized in statement of equity	(330)	(438)
Unrealized gain or loss on marketable securities - recognized in OCI	831	(61)
	501	(499)

In 2022, the Company recognized income tax expense of $8.3 million, primarily due to the deferred tax liability arising from the gain recognized on remeasurement of the fair value of the secured note liability, and from the renouncement of expenditures related to the June 2021 flow-through shares issued which are capitalized for accounting purposes. The income tax expense was partially offset by income tax recovery arising from the losses in the period. The income tax impact of the revaluation of the secured note liability that was recorded through other comprehensive income (loss) during 2022, of $0.05 million, was also recorded through other comprehensive income (loss).

(a)	Rate Reconciliation

The provision for income taxes differs from the amount that would have resulted by applying the combined Canadian Federal, Ontario, British Columbia, Northwest Territories and Yukon statutory income tax rates of 26.68% (2021 - 26.63%).

($000s)	2022	2021
Earnings before income taxes	874	5,525
	26.68%	26.63%
Tax expense calculated
Using statutory rates	233	1,471
Non-deductible items	2,280	303
Difference in foreign tax rates	103	(8)
Change in deferred tax rates	(116)	(132)
Movement in tax benefits not recognized	2,996	949
Impact of true-up of prior year balances	124	1
Renouncement of flow-through expenditures	2,525	2,020
Other	123	24
Income tax expense	8,268	4,630

(b)	Deferred Income Tax

The following table summarizes the significant components of deferred income tax assets and liabilities:

($000s)	December 31, 2022	December 31, 2021
Deferred income tax assets:
Property and equipment	565	292
Provision for reclamation liabilities	1,235	595
Financing costs	2,487	2,080
Non-capital loss carryforwards	38,255	33,098

Deferred income tax liabilities:
Mineral interests	(63,710)	(59,229)
Secured note	(10,766)	-
Net deferred income tax liabilities	(31,934)	(23,164)

(c)	Unrecognized Deferred Tax Assets

The company has not recognized deferred income tax assets in respect of the following tax effected deductible temporary differences:

($000s)	December 31, 2022	December 31, 2021
Marketable securities	137	182
Loss carryforwards	834	798
Investment tax credits	1,481	1,481
Foreign tax credits	268	268
Mineral properties	437	140
Provision for reclamation liabilities	1,091	1,083

Deferred tax has not been recognized on the deductible temporary difference of $2.1 million (2021 - $3.2 million) relating to investments in subsidiaries as these amounts will not be distributed in the foreseeable future.

The tax losses not recognized expire as per the amount and years noted below. The deductible temporary differences do not expire under the current tax legislation. Deferred tax assets have not been recognized in respect of these items because it is not probable that future taxable profit would be available against which the Company can utilize the benefits there from.

(d)	Income Tax Attributes

As at December 31, 2022, the Company had the following income tax attributes to carry forward.

	($000s)	Expiry date
Canadian non-capital losses	143,103	2042
Canadian capital losses	2,571	Indefinite
Canadian tax basis of mineral interest	406,278	Indefinite

US non-capital losses	480	2042
US tax basis of mineral interest	23,201	Indefinite